SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 19, 2006
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                        Rush Financial Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

             Texas                      000-24057                 78-1847108
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                  13355 Noel Road, Suite 300, Dallas, TX 75240
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 972-450-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         On May 19, 2006, the Board of Directors of Rush Financial Technologies, Inc. ("Rush") instituted a warrant incentive plan with a maximum of 35,000,000 shares of Rush common stock for the employees and directors of Rush and the employees of Terra Nova Trading, LLC, a recent acquisition of Rush. This plan will enable Rush to retain and reward key management employees during the integration. Warrants to purchase a total of 32,185,000 shares were granted on May 19 and are expected to be issued upon the effectiveness of a Form S-8 registering the underlying shares for resale and after the Company's Articles of Incorporation are amended to authorize additional shares of common stock.



Item 9.01  Financial Statements and Exhibits


      (c) Exhibits .

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  Exhibit #                          Description                        Page #
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    10.1        2006 Warrant Incentive Plan                               3




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RUSH FINANCIAL TECHNOLOGIES, INC.
                                            (Registrant)

Date:  May 25, 2006                         By: /s/ Dewey M. Moore, Jr.
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                                               Dewey M. Moore, Jr.
                                               Chief Executive Officer






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